EXHIBIT 10.1



             FIRST AMENDMENT TO AND REAFFIRMATION OF LOAN DOCUMENTS

         FIRST AMENDMENT TO AND REAFFIRMATION OF LOAN DOCUMENTS (this "First Amendment") made as of this 30th day of September, 1998 by and among ALPHANET SOLUTIONS, INC., a New Jersey corporation (the "Company"), NETTEMPS, INC., a New Jersey corporation (the "Guarantor") and FIRST UNION NATIONAL BANK, a national banking institution (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Bank has agreed to make credit available to the Company on a revolving basis in the principal amount of up to $15,000,000 (the "Loan"), pursuant to the terms and conditions of a certain Loan and Security Agreement, dated June 30, 1997 (as amended and reaffirmed by this First Amendment, the "Loan Agreement"; all capitalized terms used herein and not defined shall have the meanings ascribed to them therein); and

         WHEREAS, the Loan is evidenced by a certain revolving note of the Company dated June 30, 1997 (the "Exiting Revolving Note"); and

         WHEREAS, as collateral security for its obligations under the Loan Agreement and the Existing Revolving Note, the Company granted to the Bank liens and security interests in the Collateral described in the Loan Agreement; and

         WHEREAS, the repayment and performance obligations of the Company under the Loan Agreement and the Existing Revolving Note were guaranteed by the Guarantor under the Guaranty; and

         WHEREAS, as collateral security for its obligations under the Loan Agreement and the Guaranty, the Guarantor granted to the Bank liens and security interests in the Collateral described in the Loan Agreement; and

         WHEREAS, the Bank, the Company and the Guarantor have agreed that (a) the Loan Agreement should be amended, among other things, to: (i) extend the Maturity Date to September 28, 1999; (ii) modify the calculation of the Commitment Fee; and (iii) amend certain of the definitions set forth therein; and (b) the other Loan Documents shall be reaffirmed and amended to include the amendments set forth in the Loan Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the Bank, the Company and the Guarantor, do hereby agree as follows:

         1. By executing this First Amendment, each of the Company and the Guarantor confirms and acknowledges that it has no defenses, offsets or counterclaims against any of its obligations to the Bank under the Loan Documents and that all

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amounts outstanding, if any, under the Existing Revolving Note and the other
Loan Documents are owing to the Bank without defense, off-set or counterclaim.

         2. A new Section 1.35A to the Loan Agreement is hereby added as follows:

                  "FIRST AMENDMENT" means the First Amendment to and Reaffirmation of Loan Documents, dated as of September 30, 1998, by and among the Company, the Guarantor and the Bank.

         3. Section 1.60 of the Loan Agreement is hereby amended to read as follows:

                  "MATURITY DATE" means September 28, 1999.

         4. Section 1.72 of the Loan Agreement is hereby amended to read as follows:

                  "REVOLVING NOTE" means that certain Revolving Note dated September 30, 1998 issued by Borrower evidencing the Loan and any revolving note replacing such note."

         5. Section 2.4(A) of the Loan Agreement is hereby amended to read as follows:

                  "(A) Borrower agrees to pay to Bank on a quarterly basis the Commitment Fee on the average daily unused portion of the Commitment from the Closing Date until the Maturity Date, at a rate equal to one-eighth percent (.125%) per annum, such payments commencing on September 30, 1998, and continuing quarterly thereafter on the last day of December, March, June and September, with such payments terminating on the Maturity Date."

         6. The Company shall execute a new Revolving Note dated the date hereof which shall supersede and replace (but not represent a repayment or novation of) the Existing Revolving Note. The Revolving Note dated the date hereof shall be the "Revolving Note" for all purposes of the Loan Agreement and the other Loan Documents.

         7. By executing this First Amendment, the Company and the Guarantor confirm and acknowledge that (i) the representations and warranties contained in
Article V of the Loan Agreement (pertaining to each of them) are correct as of the date hereof, (ii) the Company and the Guarantor are in compliance with all covenants contained in the Loan Agreement and all other Loan Documents, and
(iii) no Event of Default, or an event which with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing.


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         8. All references to the "Agreement" or "this Agreement" in the Loan
Agreement shall mean the Loan Agreement, as amended and reaffirmed by this First Amendment; all references to the "Guaranty" in the Loan Agreement shall be deemed to mean the Guaranty, as amended and reaffirmed by this First Amendment; and all references to the "Loan Documents" shall mean and include the Loan Documents, as amended and reaffirmed by this First Amendment, as well as the Revolving Note (as defined in the Loan Agreement, as amended by this First Amendment). All references to the "Obligations" in the Loan Agreement shall mean and include the obligations of the Company and the Guarantor to the Bank pursuant to the Loan Documents, as amended and reaffirmed pursuant to this First Amendment, including, but not limited to the Revolving Note (as defined in the Loan Agreement, as amended by this First Amendment).

         9. By executing this First Amendment, the parties hereto confirm the continued accuracy of all Schedules and Exhibits attached to and made a part of the Loan Agreement and the other Loan Documents. If any such Schedule or Exhibit is no longer fully accurate or needs updating, such revised or updated Schedule or Exhibit shall be delivered to the Bank as a condition precedent to the effectiveness of this First Amendment and shall be deemed to replace the prior Schedule or Exhibit for all purposes of the Loan Agreement or such other Loan Document.

         10. The Guaranty, effective the date hereof, is hereby amended to provide that the term "Obligations" therein shall mean and include the obligations of the Company to the Bank under the Loan Agreement and the other Loan Documents, as each is amended and reaffirmed by this First Amendment, and all references to the "Loan Agreement" and the "Loan Documents" in the Guaranty shall mean and include such agreements, as amended and reaffirmed by, or delivered pursuant to, this First Amendment. By executing this First Amendment, the Guarantor reaffirms and acknowledges the validity of the Guaranty as of the date hereof and confirms that it guarantees unconditionally the obligations of the Company under the Revolving Note (as defined in the Loan Agreement, as amended and reaffirmed by this First Amendment) and the other Loan Documents, as amended and reaffirmed by this First Amendment.

         11. By executing this First Amendment, each of the Company and the Guarantor confirms the security interests previously granted to the Bank in and to the Collateral described in the Loan Agreement as security for their obligations under the Loan Documents (as defined in the Loan Agreement as amended by this First Amendment), and each of the Company and the Guarantor hereby grants to the Bank a security interest in the Collateral described in the Loan Agreement to secure the repayment of their Obligations under the Revolving Note (as defined in the Loan Agreement as amended by this First Amendment) and Guaranty (as defined in the Loan Agreement as amended by this First Amendment), as applicable, and the other Loan Documents, as amended and reaffirmed by this First Amendment.


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         12. As conditions precedent to the effectiveness of this First
Amendment, the following shall be delivered to the Bank by the Company and/or the Guarantor:

         (a) This First Amendment, duly executed by all parties hereto;

         (b) The Revolving Note, duly executed by the Company;

         (c) The Certification (as to jurisdiction of execution);

         (d) A corporate resolution, incumbency certificate, and such other documents as the Bank may reasonably request reflecting the corporate authorization and approval of the transactions contemplated hereunder by the Company and the Guarantor; and

         (e) Such other documents as the Bank may reasonably request.

         13. The Company and the Guarantor hereby covenant and agree to provide the Bank with such current UCC, tax, judgment and litigation search reports as the Bank deems necessary or advisable no later than October 31, 1998, all in form and substance satisfactory to Bank.

         14. This First Amendment is incorporated by reference into the Loan Agreement and the other Loan Documents. Except as otherwise provided herein, all other provisions of the Loan Agreement and the other Loan Documents are hereby confirmed and ratified and shall remain in full force and effect as of the date of this First Amendment.

         15. This First Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

         16. This First Amendment shall be binding upon the parties hereto and their heirs, executors, administrators, successors and/or assigns.

         17. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

         18. In the event any provision of this First Amendment or any other Loan Document executed and delivered in connection herewith shall be held invalid or unenforceable by a court of competent jurisdiction, such holdings shall not invalidate or render unenforceable any other provision hereof or thereof.



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

                                        FIRST UNION NATIONAL BANK



                                        By:
                                           -------------------------------------
                                        Name:  Christopher M. McLaughlin
                                        Title: Vice President

ATTEST:                                 ALPHANET SOLUTIONS, INC.

By:                                     By:
   ------------------------                -------------------------------------
Name:                                                Name:
Title:                                               Title:


ATTEST:                                 NETTEMPS, INC.

By:                                     By:
   ------------------------                -------------------------------------
Name:                                                Name:
Title:                                               Title:



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